UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value

Common Stocks—97.6%

Consumer Discretionary—13.3%

Automobiles—0.6%
Suzuki Motor Corp.	2,079,100	$56,110,875

Hotels, Restaurants & Leisure—0.9%
International Game
Technology plc	3,020,170	56,597,986

McDonald’s Corp.	213,620	25,707,030

		82,305,016

Internet & Catalog Retail—1.5%
JD.com, Inc., ADR[1]	4,365,018	92,669,332

Rakuten, Inc.	3,434,700	37,045,310

		129,714,642

Leisure Products—0.3%
Nintendo Co. Ltd.	202,800	28,936,544

Media—2.8%
Walt Disney Co. (The)	1,802,030	176,274,574

Zee Entertainment Enterprises Ltd.	10,443,475	70,818,730

		247,093,304

Specialty Retail—3.2%
Industria de Diseno Textil SA	5,555,845	185,273,348

Tiffany & Co.	1,514,018	91,810,052

		277,083,400

Textiles, Apparel & Luxury Goods—4.0%
Brunello Cucinelli
SpA	1,690,117	30,323,725

Kering	707,941	115,455,623

LVMH Moet Hennessy Louis Vuitton SE	1,158,110	175,357,670

Tod’s SpA	444,481	23,839,714

		344,976,732

Consumer Staples—5.9%

Food Products—3.2%
Nestle SA	1,065,400	82,180,357

Unilever plc	4,033,729	193,486,241

		275,666,598

Household Products—2.7%
Colgate-Palmolive Co.	3,263,468	238,885,858

Energy—1.6%

Energy Equipment & Services—0.9%
Technip SA	1,498,607	81,505,096

	Shares	Value

Oil, Gas & Consumable Fuels—0.7%
Repsol SA1	115,843	$1,469,592

Repsol SA	4,517,882	57,314,143

		58,783,735

Financials—20.5%

Capital Markets—4.2%
Credit Suisse Group AG1	5,518,763	58,809,979

Deutsche Bank AG1	3,075,552	41,848,601

Goldman Sachs Group, Inc. (The)	731,868	108,740,947

Nomura Holdings, Inc.	8,297,700	29,734,346

UBS Group AG	9,950,198	128,741,674

		367,875,547

Commercial Banks—6.0%
Banca Monte dei Paschi di Siena SpA[1]	49,898,744	21,437,208

Banco Bilbao Vizcaya Argentaria SA	11,309,987	64,812,901

Citigroup, Inc.	4,165,020	176,555,198

ICICI Bank Ltd., Sponsored ADR	15,823,639	113,613,728

Societe Generale SA	2,137,306	67,544,848

Sumitomo Mitsui Financial Group, Inc.	2,847,100	81,627,115

		525,590,998

Diversified Financial Services—3.2%
S&P Global, Inc.	2,659,639	285,272,879

Insurance—5.3%
Allianz SE	1,001,936	142,747,891

Dai-ichi Life Insurance Co. Ltd. (The)	8,428,700	93,450,925

FNF Group	2,208,660	82,824,750

Prudential plc	8,555,450	145,748,998

		464,772,564

Real Estate Management & Development—1.8%
DLF Ltd.	69,879,446	156,801,591

Health Care—16.1%

Biotechnology—5.7%
ACADIA Pharmaceuticals, Inc.[1]	2,296,479	74,543,708

Biogen, Inc.[1]	350,220	84,690,200

1          OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Biotechnology (Continued)

BioMarin Pharmaceutical, Inc.[1]	779,354	$60,633,741

Bluebird Bio, Inc.[1]	712,314	30,836,073

Celldex Therapeutics, Inc.[1]	4,822,392	21,170,301

Circassia Pharmaceuticals plc[1,2]	16,970,348	23,001,771

Gilead Sciences, Inc.	1,271,540	106,071,867

Ionis Pharmaceuticals, Inc.[1]	992,621	23,118,143

MacroGenics, Inc.[1]	1,567,284	42,300,995

Sage Therapeutics, Inc.[1]	329,590	9,930,547

Vertex Pharmaceuticals, Inc.[1]	276,547	23,788,573

		500,085,919

Health Care Equipment & Supplies—1.9%
Swiss Medical SA1,2,3	182,400,000	38,884,397

Zimmer Biomet Holdings, Inc.	1,047,054	126,044,360

		164,928,757

Health Care Providers & Services—5.4%
Aetna, Inc.	2,265,689	276,708,598

Anthem, Inc.	1,219,995	160,234,143

Cigna Corp.	182,040	23,299,300

Humana, Inc.	52,541	9,451,075

		469,693,116

Pharmaceuticals—3.1%
Bayer AG	1,169,568	117,672,806

Roche Holding AG	341,103	90,061,622

Shire plc	934,432	57,541,843

Theravance Biopharma, Inc.[1]	336,041	7,624,770

		272,901,041

Industrials—12.9%

Aerospace & Defense—2.9%
Airbus Group SE	3,561,898	206,833,762

Embraer SA, Sponsored ADR	2,261,615	49,122,278

		255,956,040

	Shares	Value

Air Freight & Couriers—1.6%
United Parcel Service, Inc., Cl. B	1,327,640	$143,013,381

Building Products—1.8%
Assa Abloy AB, Cl. B	7,700,245	157,831,301

Construction & Engineering—0.3%
FLSmidth & Co. AS	797,893	28,413,008

Electrical Equipment—3.2%
Emerson Electric Co.	1,405,310	73,300,969

Nidec Corp.	2,081,216	157,090,297

Prysmian SpA	2,114,591	46,355,261

		276,746,527

Industrial Conglomerates—2.3%
3M Co.	848,380	148,568,306

Siemens AG	504,583	51,688,505

		200,256,811

Machinery—0.8%
FANUC Corp.	399,800	64,714,181

Information Technology—24.4%

Communications Equipment—1.1%
Telefonaktiebolaget LM Ericsson, Cl. B	12,920,861	98,762,238

Electronic Equipment, Instruments, & Components—5.7%
Keyence Corp.	286,253	193,064,085

Kyocera Corp.	2,387,300	113,187,848

Murata Manufacturing Co. Ltd.	1,738,704	195,044,996

		501,296,929

Internet Software & Services—8.2%
Alphabet, Inc., Cl. A1	290,790	204,579,489

Alphabet, Inc., Cl. C1	301,603	208,739,436

eBay, Inc.[1]	1,917,178	44,881,137

Facebook, Inc., Cl. A1	1,713,470	195,815,352

Twitter, Inc.[1]	3,659,440	61,881,130

		715,896,544

IT Services—1.2%
Earthport plc[1,2]	44,291,461	8,197,804

PayPal Holdings, Inc.[1]	2,697,218	98,475,429

		106,673,233

2          OPPENHEIMER GLOBAL FUND

	Shares	Value

Semiconductors & Semiconductor
Equipment—2.0%
Maxim Integrated Products, Inc.	5,000,115	$178,454,104

Software—6.2%
Adobe Systems, Inc.[1]	1,448,354	138,737,830

Intuit, Inc.	1,916,840	213,938,512

SAP SE	2,490,722	186,175,537

		538,851,879

Materials—0.9%

Chemicals—0.9%
Linde AG	548,625	76,359,488

Telecommunication Services—2.0%

Wireless Telecommunication Services—2.0%
KDDI Corp.	5,709,500	173,804,720

Total Common Stocks (Cost $5,595,878,816)		8,546,014,596

	Shares	Value

Preferred Stocks—1.6%

Bayerische Motoren Werke (BMW) AG, Preference	2,197,141	$139,277,626

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	29,407,492	3,947,431

Total Preferred Stocks (Cost $73,922,192)		143,225,057

Investment Company—0.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[2,4] (Cost $39,648,480)	39,648,480	39,648,480

Total Investments, at Value (Cost $5,709,449,488)	99.7%	8,728,888,133

Net Other Assets (Liabilities)	0.3	22,528,465

Net Assets	100.0%	$8,751,416,598

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016
Circassia Pharmaceuticals plc	16,970,348	—	—	16,970,348
Earthport plc	26,209,011	18,082,450	—	44,291,461
Oppenheimer Institutional Money Market Fund, Cl. E	121,734,074	461,303,132	543,388,726	39,648,480
SunEdison, Inc.	8,799,340	10,094,041	18,893,381	—
Swiss Medical SA	182,400,000	—	—	182,400,000

		Value	Income	Realized Loss
Circassia Pharmaceuticals plc		$23,001,771	$—	$—
Earthport plc		8,197,804	—	—
Oppenheimer Institutional Money Market Fund, Cl. E		39,648,480	129,944	—
SunEdison, Inc.		—	—	149,494,984
Swiss Medical SA		38,884,397	—	—
Total		$109,732,452	$129,944	$149,494,984

3          OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

3. Restricted security. The aggregate value of restricted securities at period end was $38,884,397, which represents 0.44% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Swiss Medical SA	5/16/94-7/10/02	$30,390,000	$38,884,397	$8,494,397

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,008,926,469	45.9%
Japan	1,223,811,241	14.0
Germany	755,770,455	8.7
France	646,696,999	7.4
United Kingdom	427,032,798	4.9
Switzerland	359,793,631	4.1
India	345,181,480	4.0
Spain	308,869,984	3.5
Sweden	256,593,539	2.9
Italy	121,955,909	1.4
China	92,669,332	1.1
Ireland	57,541,843	0.7
Brazil	49,122,278	0.6
Argentina	38,884,397	0.4
Denmark	28,413,008	0.3
Cayman Islands	7,624,770	0.1

Total	$8,728,888,133	100.0%

4          OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Global Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

5          OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

6          OPPENHEIMER GLOBAL FUND

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

7          OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$443,058,974	$723,161,539	$—	$1,166,220,513
Consumer Staples	238,885,858	275,666,598	—	514,552,456
Energy	1,469,592	138,819,239	—	140,288,831
Financials	767,007,502	1,033,306,077	—	1,800,313,579
Health Care	1,080,446,394	288,278,042	38,884,397	1,407,608,833
Industrials	414,004,934	712,926,315	—	1,126,931,249
Information Technology	1,345,502,419	794,432,508	—	2,139,934,927
Materials	—	76,359,488	—	76,359,488
Telecommunication Services	—	173,804,720	—	173,804,720
Preferred Stocks	3,947,431	139,277,626	—	143,225,057
Investment Company	39,648,480	—	—	39,648,480

Total Assets	$4,333,971,584	$4,356,032,152	$38,884,397	$8,728,888,133

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

8          OPPENHEIMER GLOBAL FUND

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

9          OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

10          OPPENHEIMER GLOBAL FUND

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Total federal tax cost	$5,746,230,964

Gross unrealized appreciation	$3,839,050,178
Gross unrealized depreciation	(856,393,009)

Net unrealized appreciation	$2,982,657,169

11          OPPENHEIMER GLOBAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/12/2016